                                                                  Exhibit 10.6.3
                                                                  --------------




                    SECOND AMENDMENT dated as of December 8, 2000 to the Credit Agreement (as previously amended, the "Credit Agreement") dated as of
                                                 ----------------
          December 20, 1999, among INDEPENDENT WIRELESS ONE CORPORATION, a Delaware corporation (the "Borrower"), the several lenders from time
                                     --------
          to time parties thereto (the "Lenders"), CHASE SECURITIES INC. ("CSI")
                                        --------                           ---
          as Book Manager and Lead Arranger (in such capacities, the "Book
                                                                      ----
          Manager" and "Lead Arranger"), FIRST UNION NATIONAL BANK ("First
          -------       -------------                                -----
          Union"), and BNP Paribas ("Paribas") as Senior Managing Agents (First
                                     --------
          Union and Paribas, collectively, in such capacities, the "Senior
                                                                    ------
          Managing Agents"), UBS AG, Stamford Branch ("UBS") as Documentation
          ---------------                              ---
          Agent (in such capacity, the "Documentation Agent") and THE CHASE
                                        --------------------
          MANHATTAN BANK, a New York banking corporation, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
                                                        ---------------------


          WHEREAS, the Borrower (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) has requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

          NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendments.  Effective as of the Second Amendment
                      -----------
Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

          (a) The words "senior subordinated discount notes (the "Senior
                                                                  ------
Subordinated Notes") in a public offering or in a Rule 144A or other private
------------------
placement for aggregate gross
proceeds of at least approximately $100,000,000" are deleted from clause (b) of the eighth WHEREAS clause of the preamble and the words "Senior Subordinated Notes" are substituted in lieu thereof.

          (b)  The phrase "prior to June 30, 2000," is deleted from clause
(b)(y) of the eighth WHEREAS clause of the preamble.

          (c) The following definitions are inserted in appropriate alphabetical positions in Section 1.1:

          "Additional Lender": as defined in Section 2.5.
           -----------------

          "Incremental Commitment": as defined in Section 2.5.
           ----------------------

          "Incremental Term Loans": as defined in Section 2.5.
           ----------------------

          "Interest Reserve Account": an interest reserve account or other
           ------------------------
     similar escrow arrangement into which the Interest Reserve Account Amount shall be deposited on the date of issuance of the Senior Interest Reserve Notes and in which the holders of the Senior Interest Reserve Notes shall be granted a first priority security interest; provided, however, that the
                                                    --------  -------
     mere establishment of the Interest Reserve Account shall not be construed to relieve the Borrower or Holdings, as the case may be, from the obligation to pay the first six semi-annual interest payments as provided by the terms of the Senior Interest Reserve Notes.

          "Interest Reserve Account Amount":  an amount equal to the first six
           -------------------------------
     semi-annual interest payments in respect of the Senior Interest Reserve Notes; provided that such amount is funded from the proceeds of the
            --------
     issuance of the Senior Interest Reserve Notes only.

          "New Equity Contribution": a contribution of $50,000,000 to the equity
           -----------------------
     of the Borrower made through Holdings after December 1, 2000 on terms and conditions satisfactory in all respects to the Administrative Agent.

          "New Equity Contribution Condition": the Administrative Agent shall
           ---------------------------------
     have received a certificate of the Chief Executive Officer or the Chief Financial Officer of the Borrower confirming that the Borrower has received $50,000,000 in proceeds from the New Equity Contribution.

          "Offer Period": as defined in Section 2.5.
           ------------

          "Senior Interest Reserve Notes": senior interest reserve notes issued
           -----------------------------
     by the Borrower or Holdings for aggregate cash proceeds (net of the Interest Reserve Account Amount) of at least $100,000,000, provided that
                                                                --------
     (a) the Interest Reserve Account shall be established on the date of issuance of such notes, (b) such notes are not guaranteed by any Special Purpose Subsidiary and (c) any obligation of the Borrower under such notes and any guarantee of such notes by the Borrower and its subsidiaries shall be subordinated to all of the obligations under the Credit Documents on terms and conditions satisfactory in all respects to the Administrative Agent.

          (d) Each of the following definitions in Section 1.1 is amended and restated in its entirety as follows:

          "Additional Financing Event Condition": the Borrower shall have
           -------------------------------------
     received at least $100,000,000 either (i) in borrowings from the Subordinated Facility, (ii) in gross cash proceeds from the issuance of the Senior Subordinated Notes (in the case of Senior Interest Reserve Notes, net of any requirement to deposit any proceeds thereof into any interest reserve account or similar escrow arrangement) or (iii) in gross cash proceeds from the Equity Offering or from a combination thereof (after giving effect to any prepayments made with the proceeds thereof); provided
                                                                       --------
     that (A) the Subordinated Facility or the Senior Subordinated Notes, as the case may be (a) shall be subordinated to the obligations hereunder and under the Guarantees (except in the case of the Senior Interest Reserve Notes in connection with the Parent Guarantee) on terms and conditions satisfactory in all respects to the Administrative Agent, (b) shall mature on a date at least six months subsequent to the Tranche B Maturity Date,
     (c) shall not amortize prior to the Tranche B Maturity Date, (d) shall not require the payment of cash interest until five years from the initial issuance of the Senior Subordinated Notes or the Subordinated Facility (whichever occurs first), except in the case of the Senior Interest Reserve Notes (the first six semi-annual interest payments in respect of which may be paid from the Interest Reserve Account only and from any source thereafter), (e) shall not contain covenants, events of default or prepayment events (but excluding call protection provisions) that are more restrictive than those contained in this

     Agreement (other than the covenant in the Subordinated Commitment Letter relating to investments in Special Purpose Subsidiaries) and (f) shall otherwise be on market terms and conditions and, except in the case of Senior Interest Reserve Notes, shall otherwise be issued and subordinated on the terms and conditions set forth in the Subordinated Commitment Letter and (B) the proceeds of any Senior Subordinated Notes and/or the Equity Offering issued by Holdings, and/or the Subordinated Facility borrowed by Holdings, to meet the requirements of this definition shall be contributed to the Borrower as common equity and/or loaned to the Borrower on a deeply subordinated basis pursuant to terms and conditions satisfactory in all respects to the Administrative Agent.

          "Commitment":  as to any Lender at any time, such Lender's Swing Line
           ----------
     Commitment, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Revolving Credit Commitment and/or Incremental Commitment (if any); collectively, as to all the Lenders, the "Commitments".
                                               -----------

          "Senior Subordinated Notes": (a) senior subordinated discount notes
           -------------------------
     issued by the Borrower or Holdings in a public offering or in a Rule 144A or other private placement for aggregate gross proceeds of at least $100,000,000 or (b) Senior Interest Reserve Notes.

          "Subordinated Commitment Letter": the commitment letter delivered to
           ------------------------------
     the Administrative Agent pursuant to Section 6.1(q) on December 20, 1999, as amended by amendments to such commitment letter dated June 30, 2000 and December 8, 2000.

          "Subordinated Debt":  the Senior Subordinated Notes or the
           -----------------
     Subordinated Facility and refinancings thereof permitted hereunder;

     provided that the Subordinated Facility, the Senior Subordinated Notes and
     --------
     any refinancings thereof, as the case may be (a) shall be subordinated to the obligations hereunder and under the Guarantees (except in the case of the Senior Interest Reserve Notes in connection with the Parent Guarantee) on terms and conditions satisfactory in all respects to the Administrative Agent, (b) shall mature on a date at least six months subsequent to the Tranche B Maturity Date, (c) shall not amortize prior to the Tranche B Maturity Date, (d) shall not require the payment of cash interest until five years from the initial issuance of the Senior Subordinated Notes or the Subordinated Facility which ever occurs first, except in the case of the Senior Interest Reserve Notes (the first six semi-annual interest payments in respect of which may be paid from the Interest Reserve Account only and from any source thereafter), (e) shall not contain covenants, events of default or prepayment events (but excluding any call protection provisions) that are more restrictive than those contained in this Agreement (other than the covenant in the Subordinated Commitment Letter relating to investments in Special Purpose Subsidiaries) and (f) shall otherwise be on market terms and conditions and, except in the case of Senior Interest Reserve Notes, shall otherwise be issued and subordinated on the terms and conditions set forth in the Subordinated Commitment Letter.

          "Tranche A Commitment Period": the period from and including the later
           ---------------------------
     of (x) the Effective Date and (y) the date the Additional Financing Event Condition is satisfied to but excluding the earlier of the second anniversary of the Effective Date and the date of termination of the Tranche A Term Loan Commitments as provided herein. Notwithstanding the foregoing, (A) an aggregate of $30,000,000 of the Tranche A Term Loan Commitments shall be available during the period from and including June 30, 2000 to but excluding the earlier of (x) the second anniversary of the Effective Date and (y) the date of the termination of Tranche A Commitments as provided herein and (B) an additional $30,000,000 of the Tranche A Term Loan Commitments shall be available during the period from and including the date on which the New Equity Contribution Condition is satisfied to but excluding the earlier of (x) the second anniversary of the Effective Date and (y) the date of the termination of Tranche A Commitments as provided herein

          (e) A new Section 2.5 is inserted immediately following Section 2.4 and shall read as follows:

               Section 2.5.  Incremental Term Loans.  On or prior to the last
                             -----------------------
     day of the Tranche A Commitment Period, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the

     Lenders), request the addition of a new tranche of term loans (the "Incremental Term Loans"); provided, however, that both (x) at the time of
     -----------------------    --------  -------
     any such request and (y) after giving effect to any such Incremental Term Loans, no Default shall exist and the Borrower shall be in compliance with each financial covenant (calculated, in the case of clause (y), on a pro forma basis to give effect to any borrowing of Incremental Term Loans).
     The Incremental Term Loans shall (i) be in an aggregate principal amount not in excess of $25,000,000, (ii) rank pari passu in right of payment and
                                             ---- -----
     of security with the other Loans, (iii) have an average weighted life equal to or longer than the Tranche A Term Loans, (iv) be drawn on or prior to the last day of the Tranche A Commitment Period; provided that,
                                                      --------
     notwithstanding anything to the contrary set forth herein, no Incremental Term Loans shall be drawn until the Additional Financing Event Condition shall have been satisfied, (v) have such pricing as may be agreed by the Borrower and the Persons providing such Incremental Term Loans and (vi) otherwise be treated hereunder no more favorably than the Tranche A Term Loans. Such notice shall set forth the requested amount of Incremental Term Loans, and shall offer each Lender the opportunity to offer a commitment (the "Incremental Commitment") to provide Incremental Term Loans
                      ----------------------
     by giving written notice of such offered commitment to the Administrative Agent and the Borrower within a time period (the "Offer Period") to be
                                                       ------------
     specified in the Borrower's notice; provided, however, that no existing
                                         --------  -------
     Lender will be obligated to subscribe for any portion of such commitments. In the event that, at the expiration of the Offer Period, Lenders shall have provided commitments in an aggregate amount less than the total amount of the Incremental Term Loans requested by the Borrower, the Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Incremental Term
      -----------------
     Loans in an aggregate amount equal to the unsubscribed amount; provided
                                                                    --------
     that each Additional Lender shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld); and provided further that the Additional Lenders shall be offered the
         ----------------
     opportunity to provide the Incremental Term Loans only on terms previously offered to the existing Lenders pursuant to the immediately preceding sentence. Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an Incremental Facility Amendment executed by each of the Borrower, Holdings, each Subsidiary that is party to a Subsidiary Guarantee, if any, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The effectiveness of any Incremental Facility Amendment shall be subject to (A) the satisfaction on the date thereof and, if different, on the date on which the Incremental Term Loans are made, of each of the conditions set forth in Section 6.3 and (B) the receipt by the Administrative Agent of opinions of counsel to the Borrower, addressed to the Lenders and the Administrative Agent and dated the date of the Incremental Facility Amendment, from counsel, and in form and substance, satisfactory to the Administrative Agent.

          (f) A new clause (v) is inserted immediately after the word "excluding," and immediately before clause (w) in the parenthetical phrase in
Section 4.4(b)(i) and shall read as follows: "(v) the New Equity Contribution,".

          (g) Clause (x) of the proviso to clause (B) of Section 8.1(i) is amended and restated in its entirety to read as follows: "(x) $190,000,000 in the case of Senior Interest Reserve Notes and $150,000,000 in all other cases".

          (h) The proviso immediately following clause (C) of Section 8.1(i) is amended and restated in its entirety to read as follows:

     "; provided further that (i) all such Subordinated Debt and any such
        ----------------
     refinancings shall be issued on market terms and conditions, (ii) no part of the principal amount of any such Indebtedness shall have a maturity date earlier than the six month anniversary of the final Tranche B Installment Payment Date, (iii) such Indebtedness shall not require the payment of cash interest until five years from the initial issuance of the Senior Subordinated Notes or the Subordinated Facility whichever occurs first, except in the case of the Senior Interest Reserve Notes (the first six semi-annual interest payments in respect of which may be paid from the Interest Reserve Account only and from any source thereafter), (iv) the representations, warranties, covenants (other than the covenant in the Subordinated Commitment Letter relating to investments in Special Purpose Subsidiaries) and events of default (but excluding any call protection provisions) relating thereto shall be no more restrictive than those under this Agreement as of the date hereof and any financial covenants shall be incurrence rather than maintenance covenants, and (v) any such Indebtedness shall be subordinated to the obligations of the Credit Parties under the Credit Documents on substantially the same terms as the Senior Subordinated Notes or the Subordinated Facility or otherwise on customary terms and conditions approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) or, except in the case of the Senior Interest Reserve Notes, shall otherwise be issued and subordinated on the terms and conditions set forth in the Subordinated Commitment Letter"

          (i) A new subsection (n) is inserted at the end of Section 8.2 and shall read as follows:

               (n) Liens on the Interest Reserve Account in favor of the holders of the Senior Interest Reserve Notes.

          (j) Section 8.9 (h) is amended and restated in its entirety to read as follows:

               (h)  Interest Coverage Ratio.  (A) In the event that the
                    ------------------------
          Additional Financing Event Condition is satisfied other than by the issuance of Senior Interest Reserve Notes, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters beginning and ending prior to on the last day of any fiscal quarter on any date or during any period set forth below to be less than the ratio set forth opposite such date or period.

               Date or Period             Ratio
               ---------------            ---------
               03/31/04                   1.00 to 1
               06/30/04                   1.25 to 1
               09/30/04                   1.50 to 1

               Date or Period             Ratio
               ---------------            ---------
               12/31/04                   2.00 to 1
               03/31/05                   2.25 to 1
               06/30/05                   2.50 to 1
               09/30/05                   2.00 to 1
               09/30/06 and thereafter    2.25 to 1


               (B) In the event that the Additional Financing Event Condition is satisfied by the issuance of Senior Interest Reserve Notes, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters beginning and ending prior to on the last day of any fiscal quarter on any date or during any period set forth below to be less than the ratio set forth opposite such date or period.


               Date or Period             Ratio
               ---------------            ---------
               09/30/04                   1.00 to 1
               12/31/04                   1.25 to 1
               06/30/05                   1.50 to 1
               12/31/05                   2.00 to 1
               09/30/06                   2.25 to 1
               03/31/07 and thereafter    2.50 to 1


          (k) Section 8.9 (i) is amended and restated in its entirety to read as follows:

               (i)  Fixed Charges Ratio.  (A) In the event that the Additional
                    --------------------
     Financing Event Condition is satisfied other than by the issuance of Senior Interest Reserve Notes, permit the ratio of Consolidated EBITDA to Fixed Charges for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter on any date or during any period set forth below to Fixed Charges for such period or four consecutive fiscal quarters to be less than the ratio set forth opposite such date or period.

               Date or Period    Ratio
               ----------------  -----
               9/30/04-12/31/07  1.1 to 1
                        3/31/08  1.2 to 1
               and thereafter

               (B) In the event that the Additional Financing Event Condition is satisfied by the issuance of Senior Interest Reserve Notes, permit the ratio of Consolidated EBITDA to Fixed Charges for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter on any date or during any period set forth below to Fixed Charges for such period or four consecutive fiscal quarters to be less than the ratio set forth opposite such date or period.

          Date or Period      Ratio
          --------------      -----
          6/30/05 - 12/31/06  1.1 to 1
          3/31/07
          and thereafter      1.2 to 1

          (l) Clause (b) of Section 8.16 is amended and restated to read in its entirety as follows:

     "(b) make any cash interest payments with respect to and any Indebtedness outstanding pursuant to subsection 8.1(i) (except with respect to the Senior Interest Reserve Notes and refinancings thereof) prior to five years from the initial issuance of the Subordinated Facility or the Senior Subordinated Notes, which ever occurs first (other than as permitted by clause (a) above) or"

          (m) Section 9(l) is hereby amended by deleting the reference therein to "December 30, 2000" and inserting in lieu thereof a reference to "March 31, 2001".

          SECTION 2.  Representations and Warranties.  The Borrower represents
                      -------------------------------
and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 3.  Effectiveness.  This Amendment shall become effective as
                      --------------
of the date (the "Second Amendment Effective Date") when the following
                  -------------------------------
conditions shall have been satisfied:

          (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of the Borrower confirming compliance as of the Second Amendment Effective Date with the conditions set forth in clauses (a), (b) and (c) of Section 6.3 of the Credit Agreement.

          (c) The Administrative Agent and the Lenders shall have received all fees, expenses and other consideration presented for payment on or before the date hereof.

          SECTION 4.  Amendment Fee.  The Borrower agrees to pay to the
                      --------------
undersigned Lenders such amendment fees, and at such times, as have been separately agreed upon.

          SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                      ---------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 6.  No Other Amendments.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by
implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 7.  Counterparts.  This Amendment may be executed in two or
                      -------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Headings.  Section headings used herein are for
                      ---------
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                              INDEPENDENT WIRELESS ONE CORPORATION,

                                by:
                                  /s/ David L. Standing
                                  --------------------------
                                  Name: David L. Standing
                                  Title: Chief Operating
                                         Officer


                              THE CHASE MANHATTAN BANK, as Lender and
                              Administrative Agent,

                                by:
                                  /s/ Constance M. Coleman
                                  --------------------------
                                  Name: Constance M. Coleman
                                  Title: Vice President


                              UBS AG, STAMFORD BRANCH,

                                by:
                                  /s/ Robert Parsons
                                  --------------------------
                                  Name: Robert Parsons
                                  Title: Managing Director
                                         Leveraged Finance

                                by:
                                  /s/ Daniel W. Ladd III
                                  --------------------------
                                  Name: Daniel W. Ladd III
                                  Title: Executive Director


                              FIRST UNION NATIONAL BANK,

                                by:
                                  /s/ Keith Northern
                                  --------------------------
                                  Name: Keith Northern
                                  Title: Director / SVP

                                      BNP PARIBAS,

                                        by:
                                          /s/ Lynne S. Randall
                                          --------------------------
                                          Name: Lynne S. Randall
                                          Title: Managing Director

                                        by:
                                          /s/ Sean Faherty
                                          --------------------------
                                          Name: Sean Faherty
                                          Title: Vice President


                                       DLJ CAPITAL FUNDING, INC.,

                                        by:
                                          /s/ David L. Miller
                                          --------------------------
                                          Name: David L. Miller
                                          Title: Sen. Vice President


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                        by:
                                          /s/ Michael D. Peist
                                          --------------------------
                                          Name: Michael D. Peist
                                          Title: Associate Director


                                        by:
                                          /s/ Peter Stevenson
                                          --------------------------
                                          Name: Peter Stevenson
                                          Title: Associate Director


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                        by:
                                          /s/ S. Akita
                                          --------------------------
                                          Name: S. Akita
                                          Title: Vice President

                                       THE BANK OF NOVA SCOTIA,

                                        by:
                                          /s/ Vincent J. Fitzgerald
                                          --------------------------
                                          Name: Vincent J. Fitzgerld
                                          Title:Authorized Signatory


                                       THE CIT GROUP/EQUIPMENT FINANCING,

                                        by:
                                          /s/ John P. Sirico, II
                                          --------------------------
                                          Name: John P. Sirico, II
                                          Title: Vice President


                                       IBM CREDIT CORPORATION,

                                        by:
                                          /s/ Thomas S. Curcio
                                          --------------------------
                                          Name: Thomas S. Curcio
                                          Title: Manager of Credit,
                                                 Commercial and
                                                 Specialty Financing


                                       FORTIS CAPITAL CORP.,

                                        by:
                                          /s/ Alan E. McLintock
                                          --------------------------
                                          Name: Alan E. McLintock
                                          Title: Managing Director



                                       KZH ING-1 LLC,

                                        by:
                                          /s/ Kimberly Rowe
                                          --------------------------
                                          Name: Kimberly Rowe
                                          Title: Authorized Agent

                                  KZH ING-2 LLC,

                            by:
                              /s/ Kimberly Rowe
                              --------------------------
                              Name: Kimberly Rowe
                              Title: Authorized Agent

                           KZH ING-3 LLC,

                            by:
                              /s/ Kimberly Rowe
                              --------------------------
                              Name: Kimberly Rowe
                              Title: Authorized Agent


                           ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.,

                            by ING CAPITAL ADVISORS LLC,
                            as investment advisor,

                             by:
                                /s/ Jonathan David
                                ----------------------
                                  Name: Jonathan David
                                  Title: Vice President